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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 2003

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                       0-20750                  74-2175590
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number            Description of Exhibit
--------          ----------------------
  99.1            Press Release dated July 17, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

                  This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Results of Operations and Financial Condition," in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

                  On July 17, 2003, Sterling Bancshares, Inc. issued a press release announcing (1) second quarter results for the period ended June 30, 2003, (2) the sale of Sterling Capital Mortgage Company and (3) a 5% Share Repurchase Program. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE"). Management believes that these measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on a FTE basis. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 17, 2003.                  STERLING BANCSHARES, INC.


                                            By: /s/ STEPHEN C. RAFFAELE
                                                -------------------------------
                                                    Stephen C. Raffaele
                                                    Executive Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------
 99.1                    Press Release dated July 17, 2003.